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                                                                    EXHIBIT 10.1


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                                 THIRD AMENDMENT
                             TO AMENDED AND RESTATED
                    MULTICURRENCY REVOLVING CREDIT AGREEMENT
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     Third Amendment, dated as of June 11, 1998, to Amended and Restated
Multicurrency Revolving Credit Agreement (this "Amendment"), by and among (a) SAMSONITE CORPORATION, a Delaware corporation (the "Company"), (b) SAMSONITE EUROPE N.V., a corporation organized under the laws of Belgium ("Samsonite Europe") and (c) BANKBOSTON, N.A., GENERALE BANK N.V., CREDIT LYONNAIS NEW YORK BRANCH and the other lending institutions listed on Schedule 1 to the Credit
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Agreement (as hereinafter defined) (collectively, the "Lenders"), amending certain provisions of the Amended and Restated Multicurrency Revolving Credit Agreement dated as of June 12, 1997, as amended by the First Amendment dated as of August 26, 1997 and the Second Amendment dated as of February 27, 1998 (as the same may be further amended, modified, supplemented, and in effect from time to time, the "Credit Agreement") by and among the Company, Samsonite Europe, the Lenders, BANKBOSTON, N.A. as administrative agent for the Agents (as hereinafter defined) and the Lenders (the "Administrative Agent"), GENERALE BANK N.V. as documentation agent for the Agents and the Lenders (the "Documentation Agent"), CREDIT LYONNAIS NEW YORK BRANCH, as syndication agent for the Agents and the Lenders (the "Syndication Agent"), BANKBOSTON, N.A. as competitive bid agent for the Agents and the Lenders (the "Competitive Bid Agent"), GENERALE BANK N.V. as foreign agent for the Agents and the Lenders (the "Foreign Agent") and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, BANQUE NATIONALE DE PARIS and KREDIETBANK N.V. as co-agents (the "Co-Agents", and, collectively with the Administrative Agent, the Documentation Agent, the Syndication Agent, the Competitive Bid Agent and the Foreign Agent, the "Agents"), and GENERALE BANK N.V. as fronting bank for the Lenders (the "Fronting Bank"). Terms not otherwise defined herein which are defined in the Credit Agreement shall have the same respective meanings herein as therein.

     WHEREAS, the Borrowers and the Lenders have agreed to modify certain terms and conditions of the Credit Agreement as specifically set forth in this Amendment;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     (S)1. Amendments to the Credit Agreement. Subject to the satisfaction of
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the applicable conditions precedent set forth in (S)2 hereof, the definition of
Revolving Credit B Loan Maturity Date contained in Section 1.1 of the Credit Agreement is hereby amended by
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deleting the date "June 11, 1998" and inserting in its place the date "June 10,
1999" immediately before the period at the end of such definition.

     (S)2. Conditions to Effectiveness. This Amendment shall become effective on
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and as of June 11, 1998, subject to the receipt on such date by the
Administrative Agent of one or more counterparts of this Amendment, duly executed by the Company, Samsonite Europe, and each of the Lenders (such date being hereinafter referred to as the "Amendment Date").

     (S)3. Representations and Warranties. Each of the Company and Samsonite
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Europe hereby repeats, on and as of the date of the execution and delivery hereof and the Amendment Date, each of the representations and warranties made by it in (S)8 of the Credit Agreement (except to the extent of changes resulting from matters contemplated or permitted by the Credit Agreement and the other Loan Documents, changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date), provided, that all references therein to the Credit Agreement shall refer to such Credit Agreement as amended hereby. In addition, each of the Company and Samsonite Europe hereby represents and warrants that the execution and delivery by the Company and Samsonite Europe of this Amendment and the performance by each of the Company and Samsonite Europe of all of its respective agreements and obligations under this Amendment and the Credit Agreement as amended hereby are within the corporate power and authority of the Company and Samsonite Europe, as the case may be, and have been duly authorized by all necessary corporate action on the part of the Company and Samsonite Europe, and each further represents and warrants that the execution and delivery by each of the Company and Samsonite Europe, as the case may be, of this Amendment and the performance by the Company and Samsonite Europe, as the case may be, of the transactions contemplated hereby will not contravene any term or condition set forth in any agreement or instrument to which the Company or Samsonite Europe is a party or by which the Company or Samsonite Europe is bound, including, in the case of the Company, but not limited to, the Subordinated Indenture.

     (S)4. Ratification, Etc. Except as expressly amended hereby, the Credit
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Agreement and all documents, instruments and agreements related thereto, including, but not limited to the Security Documents, are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Credit Agreement and this Amendment shall be read and construed as a single agreement. This Amendment shall constitute one of the Loan Documents, and the obligations of the Borrowers under this Amendment shall constitute Obligations for all purposes of the Loan Documents. All references in the Credit Agreement, the Loan Documents or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby.

     (S)5. No Waiver. Nothing contained herein shall constitute a waiver of,
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impair or
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otherwise adversely affect any Obligations, any other obligation of the Company or Samsonite Europe or any rights of the Agents or the Lenders consequent thereon.

     (S)6. Counterparts. This Amendment may be executed in one or more
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counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

     (S)7. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN
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ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO
CONFLICT OF LAWS).
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         IN WITNESS WHEREOF, the parties hereto have executed this Amendment under seal by their respective officers thereunto duly authorized.

                            [Signature Pages Follow]
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                         Signature Pages for Borrowers
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     Each of the undersigned Borrowers hereby consents and agrees to all of the provisions of the foregoing Amendment:


     The Company:                SAMSONITE CORPORATION
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                                 By: /s/ Rick Wiley.............................
                                 Name:   Rick Wiley.............................
                                 Title:  Chief Financial Officer................


     Samsonite Europe:           SAMSONITE EUROPE N.V.
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                                 By: /s/ Luc Van Nevel..........................
                                 Name:   Luc Van Nevel..........................
                                 Title:  Director...............................

                                 By: /s/ Karlheinz Tretter
                                 Name:   Karlheinz Tretter
                                 Title:  Managing Director
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                          Signature Pages for Lenders
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     The undersigned Lender hereby consents and agrees to the foregoing
Amendment:

                                BANKBOSTON, N.A.



                                By: /s/ Richard D. Hill, Jr...................
                                Name:   Richard D. Hill, Jr...................
                                Title:  Managing Director.....................
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                          Signature Pages for Lenders
                          ---------------------------

     The undersigned Lender hereby consents and agrees to the foregoing
Amendment:

                               GENERALE BANK N.V.



                               By: /s/ Eddie Matthews.........................
                               Name:   Eddie Matthews.........................
                               Title:  SVP....................................

                               By: /s/ Paul Cardoen
                               Name:   Paul Cardoen
                               Title:  SVP


                               By:............................................
                               Name:..........................................
                               Title:.........................................
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                          Signature Pages for Lenders
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     The undersigned Lender hereby consents and agrees to the foregoing
Amendment:

                                 CREDIT LYONNAIS NEW YORK
                                  BRANCH


                                 By: /s/ Robert Ivosevich.......................
                                 Name:   Robert Ivosevich.......................
                                 Title:  Senior Vice President..................
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                          Signature Pages for Lenders
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     The undersigned Lender hereby consents and agrees to the foregoing
Amendment:

                                BANK OF AMERICA NATIONAL
                                 TRUST AND SAVINGS
                                 ASSOCIATION



                                By: /s/ Elizabeth R. Borow...................
                                Name:   Elizabeth R. Borow...................
                                Title:  Managing Director....................
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                          Signature Pages for Lenders
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     The undersigned Lender hereby consents and agrees to the foregoing
Amendment:

                              THE BANK OF NEW YORK


                              By: /s/ Robert Louk.............................
                              Name:   Robert Louk.............................
                              Title:  Vice President..........................
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                          Signature Pages for Lenders
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     The undersigned Lender hereby consents and agrees to the foregoing
Amendment:

                             NORWEST BANK COLORADO,
                              NATIONAL ASSOCIATION



                             By: /s/ Randall Schmidt............................
                             Name:   Randall Schmidt............................
                             Title:  Vice President.............................
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                          Signature Pages for Lenders
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     The undersigned Lender hereby consents and agrees to the foregoing
Amendment:

                             BANQUE NATIONALE DE PARIS



                             By: /s/ Clive Bettles..............................
                             Name:   Clive Bettles..............................
                             Title:  Senior Vice President & Manager............


                             By: /s/ Marc Schaefer..............................
                             Name:   Marc Schaefer..............................
                             Title:  Vice President.............................
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                          Signature Pages for Lenders
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     The undersigned Lender hereby consents and agrees to the foregoing
Amendment:

                             BHF-BANK AKTIENGESELLSCHAFT



                             By: /s/ Dan Dobrjanskyj............................
                             Name:   Dan Dobrjanskyj............................
                             Title:  Assistant Vice President...................




                             By: /s/ Anthony Heyman.............................
                             Name:   Anthony Heyman.............................
                             Title:  Assistant Vice President...................
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                          Signature Pages for Lenders
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     The undersigned Lender hereby consents and agrees to the foregoing
Amendment:

                                KREDIETBANK N.V.



                                By: /s/ Robert Snauffer.........................
                                Name:   Robert Snauffer.........................
                                Title:  Vice President..........................




                                By: /s/ Raymond F. Murray.......................
                                Name:   Raymond F. Murray.......................
                                Title:  Vice President..........................
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                          Signature Pages for Lenders
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     The undersigned Lender hereby consents and agrees to the foregoing
Amendment:

                                 ISTITUTO BANCARIO SAN PAOLO DI
                                  TORINO SpA



                                 By:............................................
                                 Name:..........................................
                                 Title:.........................................




                                 By:............................................
                                 Name:..........................................
                                 Title:.........................................
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                          Signature Pages for Lenders
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     The undersigned Lender hereby consents and agrees to the foregoing
Amendment:

                               SOCIETE GENERALE, SOUTHWEST
                                AGENCY



                               By: /s/ Richard A. Erbert........................
                               Name:   Richard A. Erbert........................
                               Title:  Vice President...........................
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                          Signature Pages for Lenders
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         The undersigned Lender hereby consents and agrees to the foregoing
Amendment:

                             UNION BANK OF CALIFORNIA, N.A.



                             By: /s/ Wanda Headrick.............................
                             Name:   Wanda Headrick.............................
                             Title:  Vice President.............................